--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                               November 22, 1995

Dear Shareholder,

  We are pleased to present to shareholders of The Emerging Germany Fund Inc. the Fund's report for the quarter ended September 30, 1995.

  German inflation continued to fall in the third quarter against a background of slowing economic growth and persistently high unemployment. The resulting monetary easing by the Bundesbank and a strengthening dollar proved a stimulus to the equity markets and led to new record highs. Toward the end of the quarter, however, currency upheavals conspired with the reporting of disappointing first-half results primarily occasioned by the strong German currency, and largely reversed these market gains.

  A favorable monetary environment, combined with an improvement in consumer sentiment expected to follow planned tax cuts and real wage increases, will help the German economy regain momentum. The economic outlook would be further ameliorated if German exports were to be stimulated by a weaker DM.

  At September 30, 1995, the Fund had net assets of $131 million, or $9.35 per share, compared with $9.53 per share at the beginning of the quarter. This represented a decline in net asset value of 1.89% in the third quarter, compared with a gain in the FAZ (Frankfurter Allgemeine Zeitung) Index of 0.98% in dollar terms. The Fund underperformed the Index during this period largely because of its investment focus on medium and smaller stocks, which continued to underperform the market as a whole.

  At September 30, 1995, the Fund's invested position constituted 96% of net assets.

  We thank our shareholders for their continued interest and support.

                                   Sincerely,

                     /s/                                             /s/
            Hansgeorg B. Hofmann                         Theodor Schmidt-Scheuber
                  Chairman                                       President

--------------------------------------------------------------------------------

                               INVESTMENT REVIEW
--------------------------------------------------------------------------------

POLITICAL AND ECONOMIC DEVELOPMENTS

  Under the recently introduced new European industrial classification, the components of GDP now relate to Germany as a whole, which makes historical comparison almost impossible. The statistics do, however, show clearly that growth has flattened out, gaining 2.6% in the first six months of 1995, after an increase of 2.9% in the first quarter and 2.2% in the second quarter. Private consumption demonstrated unexpected strength, while the building sector showed weakness.

  Unemployment in western Germany remains above 8%, and is on the increase in eastern Germany, where job creation programs are winding up. Inflationary pressures have continued to ease in the third quarter. In August, the western German inflation rate declined to 2.1% year-over-year. The redefinition of the consumer price index by the Federal Statistics Office in order to account for changed consumer behavior led to a further reduction in the inflation rate by 0.3% to 1.8% year-over-year. The monetary background remains satisfactory since, despite a slight rise in August, M3 growth will undershoot the Bundesbank's target of 4-6% for 1995.

  Against this background of weakening economic activity, falling inflation rates and low money supply figures, the Bundesbank reduced the repo rate to 4.39% and subsequently lowered its key interest rates to their lowest levels since December 1988, to 3.5% for the discount rate and 5.5% for the Lombard rate. Aided by central bank interventions in August and September, the dollar quickly moved up above the 1.50 level versus the DM. The turnaround in the currency trend and the Bundesbank's easing improved the environment for equities and led to new all-time highs in the main stock market indices.

  However, shortly before the end of the third quarter and within a very volatile week, the dollar dropped from 1.50 to 1.42 versus the DM after the release of unexpectedly poor U.S. trade figures. In addition, the German finance minister's public pronouncement to the effect that some European countries will probably not qualify to join the single currency by 1999 illustrates the DM's role as a safe-haven currency.

PORTFOLIO STRATEGY AND REVIEW

  Until mid-September, the main stock exchange indices performed well and reached new highs. The FAZ Index rose to a level of 846.8, which represents an increase of 19.4% in DM terms from its low of 708.7 in March. Stocks in the automobile, chemicals, electricals and electronics, and machinery sectors showed relative strength during this period.

  At the end of the third quarter, however, the German stock market suffered a sharp setback as a result of renewed currency turmoil and disappointing first-half results of German companies. A weak bond market put additional strain on the stock market's performance. After gaining almost 10% in the third quarter through mid-September, the FAZ Index dropped by more than 5%, showing an increase of 4.3% in DM terms for the third quarter as a whole.

  The recent wave of disappointing first-half results can mainly be attributed to the strong DM. Additionally, a weakening domestic building cycle, increased raw material prices and higher wages depressed corporate earnings. Smaller companies suffered particularly from these developments. On average, small cap indices have underperformed the market as a whole by more than 8% in the first nine months of 1995.

  In the third quarter of 1995, the Fund's net asset value declined by 1.89% compared to a gain of 0.98% in the FAZ Index in dollar terms. The Fund underperformed the Index largely because of its investment focus on medium and small capitalization stocks, which continued to underperform the market as a whole.

  In the course of the third quarter, we made the following changes in the sector weightings of the Fund's portfolio:

  Holdings in the appliance and household, automobiles, building materials and components, and transportation sectors were reduced by selling the holdings in Mobel Walther and DLW, and by reducing the positions in BMW and Lufthansa. In addition, financials were decreased by selling Vereins- und Westbank and Aachener und Munchener Lebensversicherung, and by reducing Deutsche Bank and Volksfursorge and partly replacing them by COLONIA, a domestic and international insurance company, and IKB, a bank specializing in providing medium and long-term credit primarily to small and medium-sized business ventures.

  In the industrial components sector, we decreased the holdings in Continental and Phoenix, and acquired KIEKERT, a producer of automobile locks and central locking systems. In the health and personal care sector, the position in Schering was reduced and replaced by SCHWARZ PHARMA, a pharmaceutical company and the German market leader in cardiovascular drugs. In the chemical sector, we sold the BASF warrants and replaced them with stock of SKW TROSTBERG, a manufacturer of food and fragrance additives, building materials, farming-related products and chemicals. Similarly, in the electrical and electronics sector, Siemens warrants were replaced by stock of SAP, a software developer and consultant on the organization and applications of software.

  New positions in Axel Springer, Sudzucker, Gerresheimer Glas, Rheinelektra and IVG increased the weighting in business and publishing services, machinery and engineering, miscellaneous materials and multi-industry, whereas the holdings of Thyssen Industrie and Preussag were reduced.

  AXEL SPRINGER is a publisher of magazines and newspapers and provides printing and advertising services particularly in Germany, Austria, Hungary and Spain.

  SUDZUCKER AG is the market leader in the European Union sugar market and ranks among the European leaders in ice cream, frozen foods and bakery products.

  GERRESHEIMER GLAS manufactures glass beverage bottles and glass packaging for food, pharmaceuticals and cosmetics as well as glass blocks and construction glass for residential housing and industrial buildings.

  RHEINELEKTRA is a holding company with participations mainly in the field of power supply and electro-technical installations. However, the bulk of its earnings stems from its majority ownership of Heidelberger Druckmaschinen AG, a printing machine manufacturer.

  IVG Industrieverwaltungsgesellschaft AG manages real estate properties and offers project development and property management services. The company also provides other services including truck leasing and rental of storage facilities.

  Low inflation rates and low M3 money supply growth foreshadow a longer period of stable interest rates in Germany. Although the economy has barely grown since the beginning of the year and growth estimates have seen a further downward revision, we expect the economy to regain momentum in the course of 1996. The groundwork for growth in the German economy has already been laid by the Bundesbank's easing, the relatively low level of capital market rates, and tax relief for private households, which comes into effect in 1996. Despite the current weakness in consumer sentiment, tax cuts and real wage increases will lead to a rise in real incomes and encourage higher consumer spending. In addition, a stronger dollar and a weaker DM will improve the environment for German exports and support expectations of a gradual recovery in economic growth.

  As of September 30, 1995, the invested position of the Fund's assets, representing 96% of net assets, was diversified over 18 industries and consisted of 53 common stocks and 7 preferred stocks of German companies, all of which were readily marketable.

    Stocks of the following companies represented the Fund's ten largest positions at September 30, 1995:

                                                                   PERCENT
                                                     VALUE (IN     OF NET
COMPANY                                                 $)         ASSETS
--------------------------------------------------  -----------   ---------
Veba AG...........................................  $ 6,548,041     5.00%
Allianz AG Holdings...............................    6,129,041     4.68
Siemens AG........................................    6,107,579     4.66
Hoechst AG........................................    5,589,853     4.27
Bankgesellschaft Berlin AG........................    4,624,125     3.53
Degussa AG........................................    4,374,388     3.34
BHF-Bank AG.......................................    3,922,673     2.99
Daimler-Benz AG...................................    3,891,952     2.97
Deutsche Bank AG..................................    3,808,537     2.91
Bayer AG..........................................    3,693,492     2.81
                                                    -----------   ---------
                                                    $48,689,681    37.16%
                                                    -----------   ---------
                                                    -----------   ---------

November 22, 1995

                                                      Dresdner Securities  (USA)
                                                        Inc.

PERCENT OF NET ASSETS BY INDUSTRY

                                                    PERCENT OF
INDUSTRY CLASS                                      NET ASSETS
--------------------------------------------------  -----------
Appliance & Household.............................      2.02%
Automobiles.......................................      5.62
Banking...........................................     13.98
Building Materials & Components...................      1.68
Business & Publishing Services....................      1.73
Chemicals.........................................      7.67
Construction & Housing............................      3.57
Data Processing...................................      1.34
Electrical & Electronics..........................      6.41
Health & Personal Care............................      4.91
Industrial Components.............................      2.97
Insurance.........................................     11.73
Machinery & Engineering...........................      9.79
Merchandising.....................................      3.48
Miscellaneous Materials...........................      6.09
Multi-Industry....................................      4.40
Transportation/Airlines...........................      0.79
Utilities Electrical & Gas........................      7.82
                                                       -----
  Percent of Investments in German Securities.....     96.00%
                                                       -----
                                                       -----

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1995

--------------------------------------------------------------
SHARES/
  PAR
 VALUE                DESCRIPTION                    VALUE
--------------------------------------------------------------
         INVESTMENTS IN SHORT-TERM
         SECURITIES--0.40%
         U.S. TREASURY
         OBLIGATIONS--0.40%
$525,000 United States
          Treasury Bills,
          5.34%, 10/05/95 (cost $524,611).......  $    524,611
                                                  ------------
         INVESTMENTS IN GERMAN
         SECURITIES--96.00%
         COMMON STOCKS--90.00%
         AUTOMOBILES--4.96%
   4,750 BMW AG..................................    2,602,694
   7,900 Daimler-Benz AG.........................    3,891,952
                                                  ------------
                                                     6,494,646
                                                  ------------
         BANKING--13.98%
  16,750 Bankgesellschaft Berlin AG..............    4,624,125
 100,000 Bayerische Vereinsbank AG...............    2,848,146
 151,500 BHF-Bank AG.............................    3,922,673
   6,000 Commerzbank AG..........................    1,364,591
  80,000 Deutsche Bank AG........................    3,808,537
   9,000 IKB Deutsche Industriebank AG...........    1,744,577
                                                  ------------
                                                    18,312,649
                                                  ------------
         BUILDING MATERIALS &
         COMPONENTS--0.51%
   2,200 VBH Ver. Baubeschlag-Handel AG..........      671,239
                                                  ------------
         BUSINESS & PUBLISHING
         SERVICES--1.73%
   1,000 Axel Springer Verlag AG.................      603,919
   6,000 Herlitz AG..............................      578,376
   1,500 Herlitz International Trading AG........    1,087,474
                                                  ------------
                                                     2,269,769
                                                  ------------
--------------------------------------------------------------
SHARES/
  PAR
 VALUE                DESCRIPTION                    VALUE
--------------------------------------------------------------
         CHEMICALS--7.67%
  14,500 Bayer AG................................ $  3,693,492
  23,000 Hoechst AG..............................    5,589,853
  35,000 SKW Trostberg AG........................      766,620
                                                  ------------
                                                    10,049,965
                                                  ------------
         CONSTRUCTION & HOUSING--3.57%
   3,700 Bilfinger & Berger Bau AG...............    1,631,211
  28,571 Kampa-Haus AG...........................    1,189,625
   4,500 Philipp Holzmann AG.....................    1,857,943
                                                  ------------
                                                     4,678,779
                                                  ------------
         DATA PROCESSING--1.34%
   5,000 Computer 2000 AG........................    1,754,724
                                                  ------------
         ELECTRICAL & ELECTRONICS--6.41%
   7,000 Felten & Guilleaume AG..................    1,298,111
   6,000 SAP AG..................................      989,643
  12,100 Siemens AG..............................    6,107,579
                                                  ------------
                                                     8,395,333
                                                  ------------
         HEALTH & PERSONAL CARE--4.91%
   4,850 Altana AG...............................    2,850,945
  15,000 Schwarz Pharma AG.......................      637,159
  40,000 Schering AG.............................    2,950,315
                                                  ------------
                                                     6,438,419
                                                  ------------
         INDUSTRIAL COMPONENTS--2.97%
 150,000 Continental AG..........................    2,123,513
   5,000 Phoenix AG..............................      839,748
  15,000 Kiekert AG..............................      923,723
                                                  ------------
                                                     3,886,984
                                                  ------------
         INSURANCE--11.73%
  11,330 Aach. u. Munch. Vers. AG................    3,012,876
   3,400 Allianz AG Holding......................    6,129,041
   1,750 CKAG Colonia Konzern AG.................    1,432,820
   4,580 Victoria Holding AG.....................    3,637,719
   3,550 Volksfursorge AG........................    1,155,178
                                                  ------------
                                                    15,367,634
                                                  ------------

--------------------------------------------------------------
SHARES/
  PAR
 VALUE                DESCRIPTION                    VALUE
--------------------------------------------------------------
         MACHINERY &
         ENGINEERING--8.33%
   2,350 BDAG Balcke-Durr........................ $    545,976
  13,300 Deutsche Babcock AG.....................    1,352,337
   3,000 Linde AG................................    1,811,756
   6,500 MAN AG..................................    1,820,364
   2,500 Rheinelektra AG.........................    2,309,307
  17,500 Thyssen Industrie AG....................    1,757,348
   2,000 Weinig AG...............................      800,560
   1,840 Windhoff AG.............................      516,333
                                                  ------------
                                                    10,913,981
                                                  ------------
         MERCHANDISING--3.48%
  70,000 Douglas Holding AG......................    2,792,162
   4,000 Karstadt AG.............................    1,771,868
                                                  ------------
                                                     4,564,030
                                                  ------------
         MISCELLANEOUS MATERIALS--5.61%
  14,000 Degussa AG..............................    4,374,388
   4,600 Gerresheimer Glas AG....................      904,549
   6,050 Schmalbach-Lubeca AG....................    1,215,080
   1,500 Sudzucker AG............................      860,742
                                                  ------------
                                                     7,354,759
                                                  ------------
         MULTI-INDUSTRY--4.40%
  30,000 AGIV AG.................................      775,507
   5,000 Industrieverwaltungs-
          gesellschaft AG.......................     1,742,477
  11,000 Preussag AG.............................    3,244,577
                                                  ------------
                                                     5,762,561
                                                  ------------
         TRANSPORTATION/AIRLINES--0.79%
   7,500 Lufthansa AG............................    1,039,188
                                                  ------------
         UTILITIES ELECTRICAL & GAS--7.61%
  10,000 RWE AG..................................    3,418,474
 165,000 Veba AG.................................    6,548,041
                                                  ------------
                                                     9,966,515
                                                  ------------
         Total Common Stocks
          (cost $110,284,291)...................   117,921,175
                                                  ------------
--------------------------------------------------------------
SHARES/
  PAR
 VALUE                DESCRIPTION                    VALUE
--------------------------------------------------------------
         PREFERRED STOCKS--6.00%
         APPLIANCE & HOUSEHOLD--2.02%
   7,000 Henkel KGaA............................. $  2,645,206
                                                  ------------
         MISCELLANEOUS MATERIALS--0.48%
   1,500 Sudzucker AG............................      636,109
                                                  ------------
         AUTOMOBILES--0.66%
   4,000 SG Holding AG...........................      867,740
                                                  ------------
         BUILDING MATERIALS &
         COMPONENTS--1.17%
   5,550 Dyckerhoff AG...........................    1,533,338
                                                  ------------
         MACHINERY &
         ENGINEERING--1.46%
   6,000 Dragerwerke AG..........................    1,083,275
   4,000 Kogel Fahrzeugbau AG....................      825,752
                                                  ------------
                                                     1,909,027
                                                  ------------
         UTILITIES ELECTRICAL & GAS--0.21%
   1,000 RWE AG..................................      271,029
                                                  ------------
         Total Preferred Stocks
          (cost $8,459,737).....................     7,862,449
                                                  ------------
         Total Investments
          (cost $119,268,639)
          --96.40%..............................   126,308,235
                                                  ------------
         Assets in excess of
          liabilities--3.60%....................     4,711,336
                                                  ------------
         Net Assets--100.00%.....................  $131,019,571
                                                  ------------
                                                  ------------

----------------
Percentages are of net assets.

--------------------------------------------------------------------------------
SELECTED QUARTERLY
FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                     NET REALIZED
                                                                                    AND UNREALIZED
                                                                                    GAIN (LOSS) ON
                                                                                      INVESTMENTS         NET INCREASE
                                                                                     AND DEUTSCHE       (DECREASE) IN NET
                                                                NET INVESTMENT           MARK           ASSETS RESULTING
                                          INVESTMENT INCOME     INCOME (LOSS)        TRANSACTIONS        FROM OPERATIONS
                                          ------------------  ------------------  -------------------  -------------------
QUARTER                                                PER                 PER                  PER                  PER
ENDED                                       TOTAL     SHARE     TOTAL     SHARE      TOTAL     SHARE      TOTAL     SHARE
----------------------------------------  ----------  ------  ----------  ------  -----------  ------  -----------  ------
March 31, 1995..........................  $  389,187  $0.03   $  (67,006) $ 0.00  $(4,492,544) $(0.32) $(4,559,550) $(0.32)
June 30, 1995...........................   1,782,504   0.13    1,254,071    0.09    7,866,693    0.56    9,120,764    0.65
September 30, 1995......................     469,819   0.03      (44,092)   0.00   (2,434,716)  (0.18)  (2,478,808)  (0.18)
                                          ----------  ------  ----------  ------  -----------  ------  -----------  ------
  Total.................................  $2,641,510  $0.19   $1,142,973  $ 0.09  $   939,433  $ 0.06  $ 2,082,406  $ 0.15
                                          ----------  ------  ----------  ------  -----------  ------  -----------  ------
                                          ----------  ------  ----------  ------  -----------  ------  -----------  ------
March 31, 1994..........................  $  245,600  $0.02   $ (221,658) $(0.02) $   (93,489) $(0.01) $  (315,147) $(0.03)
June 30, 1994...........................   1,481,878   0.11    1,000,491    0.07   (4,624,661)  (0.33)  (3,624,170)  (0.26)
September 30, 1994......................     445,827   0.03      (40,240)   0.00   (3,784,337)  (0.27)  (3,824,577)  (0.27)
December 31, 1994.......................     176,292   0.01     (275,797)  (0.02)   1,346,491    0.10    1,070,694    0.08
                                          ----------  ------  ----------  ------  -----------  ------  -----------  ------
  Total.................................  $2,349,597  $0.17   $  462,796  $ 0.03  $(7,155,996) $(0.51) $(6,693,200) $(0.48)
                                          ----------  ------  ----------  ------  -----------  ------  -----------  ------
                                          ----------  ------  ----------  ------  -----------  ------  -----------  ------
March 31, 1993..........................  $  289,006  $0.02   $ (139,077) $(0.01) $10,987,171  $ 0.78  $10,848,094  $ 0.77
June 30, 1993...........................   1,167,441   0.08      722,871    0.05   (5,429,476)  (0.38)  (4,706,605)  (0.33)
September 30, 1993......................     476,923   0.04       22,879    0.00   17,310,432    1.23   17,333,311    1.23
December 31, 1993.......................     297,953   0.02     (127,764)  (0.01)  11,246,273    0.81   11,118,509    0.80
                                          ----------  ------  ----------  ------  -----------  ------  -----------  ------
  Total.................................  $2,231,323  $0.16   $  478,909  $ 0.03  $34,114,400  $ 2.44  $34,593,309  $ 2.47
                                          ----------  ------  ----------  ------  -----------  ------  -----------  ------
                                          ----------  ------  ----------  ------  -----------  ------  -----------  ------

THE EMERGING GERMANY FUND INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

Hansgeorg B. Hofmann, Chairman*
Theodor Schmidt-Scheuber, President*
Robert J. Birnbaum
Carroll Brown
Theodore J. Coburn
James E. Dowd**
George N. Fugelsang*
Siegfried A. Kessler**
Rolf Passow*
Gottfried W. Perbix**
Jacob Saliba

 * Interested person within the meaning of the Investment Company Act of 1940 ** Member, Audit Committee

--------------------------------------------------------------------------------

OFFICERS
Markus W. Bischofberger, Vice President
Herbert Doenges, Vice President
Alexandra Simou, Secretary
Edward P. Reginald Jr., Treasurer
Gisela Misch, Assistant Secretary
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND MANAGER
Dresdner Securities (USA) Inc.
75 Wall Street
New York, New York 10005

--------------------------------------------------------------------------------

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DIVIDEND PAYING AGENT
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209

LEGAL COUNSEL
Shaw, Pittman, Potts & Trowbridge
2300 N Street, N.W.
Washington, D.C. 20037

                         THE EMERGING GERMANY FUND INC.

                               SUMMARY OF GENERAL
                                  INFORMATION
---------------------------------------

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal (designation "EmergGerFd" under the letter "G"). The Fund's NYSE trading symbol is "FRG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, as well as in BARRON'S and other newspapers in a table called "Closed End Funds." Additional information about the Fund is available by calling 1-800-356-6122.

DIVIDEND REINVESTMENT PLAN

  Through the Fund's voluntary Dividend Reinvestment Plan, shareholders may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

      This report is furnished to shareholders of The Emerging Germany Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
      All references in this report to "dollars" or "$" are to United States dollars.
      Comparisons between changes in the Fund's net asset value per share and changes in the Frankfurter Allgemeine Zeitung Index should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Deutsche Mark/dollar exchange rate.

                                     [LOGO]

                                  THE EMERGING
                               GERMANY FUND INC.

                                QUARTERLY REPORT
                               SEPTEMBER 30, 1995

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
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